RECORDING REQUESTED BY:
(Mail Recording to:)
Name:	Charles Watson
Advanced Geologic Exploration
Address:	P.O. Box 1956
Chester, CA 96020

QUITCLAIM DEED

I, Charles Watson (As agent for: the Association of Advanced Geologic, Inc; Charles Watson, Linda Peterson, Christina Dunker, Ian hudson
(Name of Grantor)

the undersigned grantor(s), for a valuable consideration, receipt of which is here acknowledged, do hereby remise, release, convey and forever quitclaim to:

Northwest Resources, Inc.

 (Name of Grantee(s))

The +80 acre placer mining claim known as   Check and Checkmate in the County of Plumes, State of California, with the Bureau of Land Management California Mining Claim No. CAMC 296945 and Plumas County Official Document No. 2010-0001995

Executed on June 21, 2010, in the Town of Chester, State of California.

STATE OF CALIFORNIA, COUNTY OF PLUMAS	GRANTOR(S) SIGNATURES
On June 21, 2010 before me, Mary Cheek	/s/Charles Watson
Notary Public appeared Charles Watson	Charles Watson

Proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under penalty of perjury under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and seal	MARY CHEEK
/s/Mary Cheek Notary Public	COMM #1872131
(Signature)	Notary Public-California Plumas County
My Comm. Expires Dec 22, 2013

MAIL TAX STATEMENTS TO: Northwest Resources, Inc-1285 Baring Blvd #115, Sparks, NV 89434